Exhibit 99.1

Hanmi Financial Corporation 2020 Annual Stockholders’ Meeting June 10, 2020

Hanmi Financial Corporation Safe Harbor Statement Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, financing needs and availability, plans and objectives, merger or sale activity, and all other forecasts and statements of expectations or assumptions. These statements involve risks and uncertainties that are difficult to predict. Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic and market uncertainty, the economic and health affects associated with the COVID - 19 pandemic, fluctuations in interest rates and credit risk, competitive pressures, the ability to succeed in new markets, balance sheet management, and other operational factors. Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission (“SEC”). Investors are urged to review the Company’s SEC filings. The Company disclaims any obligation to update or revise the forward - looking statements herein. For non - GAAP reconciliation, please see the Company’s earnings release issued on April 30, 2020, including the appendix contained therein. 2

Hanmi Financial Corporation Agenda 1. Welcome and Introductions 2. Chairman’s Remarks 3. Opening of Polls and Call to Order 4. Presentation of Proof of Notice of Meeting 5. Presentation of Proof of Quorum 6. Presentation of Proposals A. Election of Directors B. Advisory Non - Binding Approval of the Named Executive Officers ’ Compensation (“Say on Pay”) C. Ratification of Independent Registered Public Accounting Firm 7. Closing of Polls 8. Report of Inspector of Election 9. Adjournment 10. Management’s Report and Q&A 3

Hanmi Financial Corporation Board of Directors 4

Hanmi Financial Corporation Senior Management 5 Chief Financial Officer Ron Santarosa Chief Credit Administration Officer Matt Fuhr Chief Credit Risk Officer Mike Park Chief Risk Officer Michael Du Chief Banking Officer Anthony Kim Chief SBA Lending Officer Anna Chung California Regional President Peter Yang Chief Technology Officer Navneeth Naidu Chief Operations Administration Officer Elaine Park Chief Human Resources Officer Nikki Dang Chief Audit Executive David Hanson Corporate Real Estate & Procurement Manager Greg Kim General Counsel & Corporate Secretary Vivian Kim

Hanmi Financial Corporation Management’s Report 6 “As the COVID - 19 crisis continues, we are focused on ensuring the health and safety of our employees, customers, partners and communities we have served for nearly four decades. As a community bank, our core mission is to help the communities in which we live and work. We may be six feet apart but we stand united in our dedication to do what is right.” Bonnie Lee, President and Chief Executive Officer

Hanmi Financial Corporation 7 Community Customers Employees • Partnered with the Koreatown Youth and Community Center to provide critical food and supplies • Working with hospitals in CA, IL, TX and NY to deliver a total of 4,000 masks • Participated in early efforts to educate our customers about the SBA’s Disaster Loan Programs through trainings and webinars • Sourced and distributed protective masks, gloves, care kits and engaged a vendor to design protective barriers for our teller lines • Reduced lobby hours for branches and suspended Saturday hours • Funded over 3,000 loans as part of the SBA’s Paycheck Protection Program EMPLOYEES COMMUNITY CUSTOMERS Managing Through Turbulent Times

Hanmi Financial Corporation 8 Capital Liquidity Balance Sheet • The bank remains well capitalized, significantly above the regulatory requirements • The bank’s asset quality remains strong, with NPAs at 0.93% of total assets and ACL at 1.46% of loans • The bank, with $4.6 billion of deposits, has $2.2 billion of cash, securities and borrowing availability BALANCE SHEET * CAPITAL * LIQUIDITY * Hanmi’s Strengths in the Midst of COVID - 19 Crisis *As of 3/31/2020

Hanmi Financial Corporation 9 Supporting our Customers PAYCHECK PROTECTION PROGRAM * 3,009 # of Loans Funded $305M $ of Loans Funded FUNDING DISTRIBUTION * 2,858 $155M $54K # of Loans Funded $ Total Funding $ Average Loan Size LOANS UP TO $350K 135 $98M $723K LOANS BETWEEN $350K AND $2M 16 $53M $3M LOANS AT LEAST $2M AND ABOVE *As of 5/31/2020

Hanmi Financial Corporation 2019 Financial Highlights □ Net income of $32.8 million or $1.06 per share. □ Net income for the year included a $22.6 million specific provision for loan and lease losses related to a $ 39.7 million troubled loan relationship. □ Annual 2019 dividend of $0.96 per share. □ Loans reached $4.6 billion. □ Deposits stood at $4.7 billion. □ Hanmi continues to be well - capitalized. 10

Hanmi Financial Corporation Earnings Performance 11 $53.8 $56.5 $54.7 $57.9 $32.8 $1.68 $1.75 $1.69 $1.79 $1.06 2015 2016 2017 2018 2019 Net Income Diluted EPS ($ in millions, except per share amounts)

Hanmi Financial Corporation Loan Growth 12 $3,183 $3,845 $4,304 $4,601 $4,610 2015 2016 2017 2018 2019 ($ in millions)

Hanmi Financial Corporation Deposit Growth 13 $3,510 $3,810 $4,348 $4,747 $4,699 2015 2016 2017 2018 2019 ($ in millions)

Hanmi Financial Corporation Well - Capitalized 14 15.11% 11.78% 11.36% 10.15% 9.98% Total Risk Based Capital Tier 1 Risk Based Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity/Tangible Assets Capital Ratios As of December 31, 2019 (1) Minimum threshold for a well - capitalized institution. 10% (1) 8% (1) 6.5% (1) 5% (1)

Hanmi Financial Corporation 15